Exhibit 32.1

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report on Form 10-Q of Biota Pharmaceuticals, Inc. (“the Company”) for the quarterly period ended March 31, 2014 (the “Report”), the undersigned officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

●	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

●	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 12, 2014	By:	/s/ Russell H Plumb
Russell H Plumb
Chief Executive Officer and President
(Principal Executive Officer and Principal Financial Officer)